UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05445

Name of Registrant: Vanguard Fenway Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2017 – September 30, 2018

Item 1: Reports to Shareholders

Annual Report | September 30, 2018
Vanguard Equity Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisors’ Report.	5
Fund Profile.	9
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard Equity Income Fund returned more than 10% for the 12 months ended September 30, 2018, in line with the return of its benchmark, the FTSE High Dividend Yield Index, and a bit ahead of the average return of its peers.

• The broad U.S. stock market advanced more than 17% as corporate earnings remained strong and the U.S. economy continued to grow. However, stocks endured a stretch of volatility earlier in 2018 before rebounding.

• Growth stocks outperformed their value brethren over the period, and large-and small-capitalization stocks generally surpassed mid-caps.

• The Equity Income Fund’s two advisors focus on investing in large-cap value companies with higher yields, and they emphasize dividends.

• On a relative basis, industrial stocks were the fund’s top performers. The fund’s information technology stocks climbed more than 30% and added about 4 percentage points to returns, but the fund had a modestly lower weighting in the sector than the index did.

Total Returns: Fiscal Year Ended September 30, 2018
Total
Returns
Vanguard Equity Income Fund
Investor Shares	10.58%
Admiral™ Shares	10.70
FTSE High Dividend Yield Index	10.75
Equity Income Funds Average	10.41
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended September 30, 2018
Average
Annual Return
Equity Income Fund Investor Shares	11.06%
FTSE High Dividend Yield Index	11.06
Equity Income Funds Average	9.25
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Equity Income Fund	0.26%	0.17%	1.15%

The fund expense ratios shown are from the prospectus dated January 25, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the fund’s expense ratios were 0.27% for Investor Shares and 0.18% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Equity Income Funds.

CEO’s Perspective

Tim Buckley

President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

President and Chief Executive Officer

October 18, 2018

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	17.76%	17.07%	13.67%
Russell 2000 Index (Small-caps)	15.24	17.12	11.07
Russell 3000 Index (Broad U.S. market)	17.58	17.07	13.46
FTSE All-World ex US Index (International)	2.13	10.18	4.51

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.22%	1.31%	2.16%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.35	2.24	3.54
FTSE Three-Month U. S. Treasury Bill Index	1.57	0.80	0.48

CPI
Consumer Price Index	2.28%	1.99%	1.52%

Advisors’ Report

For the fiscal year ended September 30, 2018, Vanguard Equity Income Fund returned more than 10%, in line with its benchmark and the average return of its peers. Your fund is managed by two independent investment advisors, Wellington Management Company and Vanguard Quantitative Equity Group. The use of two advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 19, 2018.

Wellington Management Company llp

Portfolio Manager:

W. Michael Reckmeyer, III, CFA, Senior Managing Director and Equity Portfolio Manager

The global economy ended 2017 on a positive note, supported by low unemployment rates, high consumer and business confidence, and optimism about new tax legislation. Investors

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	64	21,409	A fundamental approach to seeking desirable
Company LLP			stocks. Our selections typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend
			increases in the future.
Vanguard Quantitative Equity	35	11,484	Employs a quantitative fundamental
Group			management approach, using models that
			assess valuation, growth prospects,
			management decisions, market sentiment, and
			earnings and balance-sheet quality of
			companies as compared with their peers.
Cash Investments	1	483	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a modest cash position.

looking for a pickup in inflation were left waiting. The strong equity markets continued into the start of 2018, helped by healthy corporate and economic fundamentals.

In February, the U.S. equity markets marked the first significant decline since late 2015 with a sharp correction, accompanied by a spike in volatility, which appeared to be the result of investor concern about inflation and global trade. President Trump imposed tariffs on steel and aluminum and announced plans to place additional tariffs on billions of dollars of goods from China. The Federal Reserve raised interest rates in March, with wide speculation that there would be two to three more hikes over the year.

By midyear, U.S. equity markets had rebounded, boosted by the positive effects of tax cuts and greater capital expenditures. Nevertheless, we remained wary of the modest acceleration in inflation, gradually higher interest rates, and deceleration in housing affordability. Energy prices also rose, which was good news for producers but weighed on consumer sentiment. Fears of a global trade war mounted as President Trump threatened tariffs on European auto manufacturers and imposed additional levies on Chinese imports. As anticipated, the Fed increased rates again in June.

As of the date of this letter, the U.S. stock market officially recorded the longest bull market in history. More than 80% of domestic public companies reported that they had exceeded their most recent earnings forecasts. The Fed presented an upbeat assessment of the economy, downplaying the effects of trade tensions and raising interest rates for the third time this year, in September.

During the 12-month period, security selection detracted from relative performance in our portion of the fund, driven by weaker selection in financials, energy, and consumer staples. An underweight to the strongly performing information technology sector also weighed on performance, as did a small frictional cash position. From an individual-stock perspective, our decision not to own benchmark constituent Boeing hurt most, along with our positions in consumer staples companies Philip Morris International and British American Tobacco.

Sector allocation, a result of our bottom-up stock selection process, contributed to relative performance during the period. An underweight to industrials and utilities was beneficial, as was security selection in industrials, information technology, and health care. Among individual stocks, our decision to sell out of General Electric benefited the portfolio because the stock declined more than 30%. Our stakes in Union Pacific and Procter & Gamble helped performance, as did our decision not to own benchmark constituent AT&T.

At the end of the period, our portion of the fund was most overweight health care, energy, and real estate. We decreased our active overweight to financials during the 12 months, but remain narrowly overweight to the sector.

The reduction in financials was the result of individual stock decisions. Our position in Marsh & McLennan performed well, and we trimmed into strength. We also eliminated our position in Thomson Reuters after the company announced plans to sell a majority stake in its Financial & Risk business, which marked a change in strategy that was not aligned with our investment thesis.

New purchases included Comcast, Crown Castle International, Lockheed Martin, American International Group, and Koninklijke Philips. As mentioned in previous shareholder letters, we bought Comcast on short-term price weakness related to the company’s bid for Sky, the U.K.-based media and telecommunications company. We purchased Lockheed Martin in mid-2018 because we are optimistic about the outlook for defense companies. We sold out of our holding in competitor Raytheon and moved the proceeds to Lockheed Martin, which we think offers more upside and a better dividend yield.

Other sales from our portion of the fund included Microsoft, VF, Abbott Laboratories, and Diageo. We sold Microsoft and VF into strength and eliminated Abbott Laboratories and Diageo as the stock prices fell outside the range set by our valuation discipline.

As always, we remain focused on finding investment opportunities in quality dividend-paying companies with attractive total-return potential at discounted valuations.

Vanguard Quantitative Equity Group

Portfolio Managers: James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

Investment environment

U.S. gross domestic product (GDP) grew at an annual rate of 4.2% in the second quarter of 2018, powered by a rebound in consumer spending, exports, and business investment. The unemployment rate declined to 3.7% in September, and total nonfarm payroll employment increased by 134,000. Jobs increased in professional and business services, health care, and transportation and warehousing.

In its September meeting, the Federal Reserve increased interest rates by 25 basis points to a target range of 2%–2.25%. The Fed projects one more hike before the end of the year and three in 2019. The European Central Bank (ECB) announced plans to end bond purchases at the end of the year and keep interest rates at record-low levels at least through next summer. The ECB also confirmed it would halve bond purchases to $17.4 billion per month from October.

Over the period, the broad U.S. equity market, as measured by the Russell 3000 Index, returned more than 17%. U.S. stock market performance was broad-based; ten of 11 market sectors advanced, led by information technology, health care, and consumer discretionary. Growth stocks outperformed their value counterparts. Small- and large-capitalization stocks generated similar returns. U.S. stocks outpaced their international brethren. Developed Pacific markets surpassed developed European and emerging markets.

Investment objective and strategy

Although it’s important to understand how overall performance is affected by the macroeconomic factors we’ve described, our strategy focuses on company-specific fundamentals—not technical analysis.

Our stock selection model evaluates companies within our investment universe to identify those with attractive characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that focuses on a combination of five key themes: high quality—healthy balance sheets and consistent cash-flow generation; effective use of capital—management decisions; consistent earnings growth—a demonstrated ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—avoidance of overpriced stocks.

The interaction of these themes generates an opinion on all the stocks in our universe each day. Using the results of our model, we then construct our portfolio with the goal of maximizing expected return while minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

Our successes and shortfalls

The growth and valuation signals contributed most to the portfolio’s performance. The quality and management decisions signals contributed to a lesser degree, while our sentiment signal detracted.

Results exceeded the benchmark in eight of 11 sectors and were strongest in industrials, energy, and consumer staples. Information technology, telecommunication services, and real estate were the weakest relative performers.

The portfolio benefited from Delek US Holdings, ConocoPhillips, and Valero Energy in energy; Ralph Lauren in consumer discretionary; and an underweighted allocation to General Electric in industrials. The greatest shortfalls were from Copa Holdings in industrials and PG&E in utilities, and from underweighted allocations to Intel and Cisco Systems in information technology.

Equity Income Fund

Fund Profile
As of September 30, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEIPX	VEIRX
Expense Ratio[1]	0.26%	0.17%
30-Day SEC Yield	2.87%	2.96%

Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Number of Stocks	190	399	3,825
Median Market Cap	$111.9B	$105.8B	$73.9B
Price/Earnings Ratio	16.6x	16.8x	21.0x
Price/Book Ratio	2.6x	2.5x	3.1x
Return on Equity	15.3%	15.4%	14.9%
Earnings Growth
Rate	2.5%	3.4%	8.5%
Dividend Yield	2.9%	3.1%	1.7%
Foreign Holdings	9.1%	0.0%	0.0%
Turnover Rate	37%	—	—
Short-Term
Reserves	1.1%	—	—

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	0.99	0.88
Beta	0.98	0.86

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Sector Diversification (% of equity exposure)
Fund
Consumer Discretionary	5.7%
Consumer Staples	12.7
Energy	11.3
Financials	16.0
Health Care	16.1
Industrials	11.1
Information Technology	10.2
Materials	4.1
Real Estate	0.9
Telecommunication Services	4.1
Utilities	7.8

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
JPMorgan Chase & Co.	Diversified Banks	4.2%
Johnson & Johnson	Pharmaceuticals	3.3
Verizon Communications Integrated
Inc.	Telecommunication
	Services	2.8
Chevron Corp.	Integrated Oil & Gas	2.5
Cisco Systems Inc.	Communications
	Equipment	2.5
Intel Corp.	Semiconductors	2.3
Pfizer Inc.	Pharmaceuticals	2.3
Exxon Mobil Corp.	Integrated Oil & Gas	2.1
Eli Lilly & Co.	Pharmaceuticals	2.0
Merck & Co. Inc.	Pharmaceuticals	1.9
Top Ten		25.9%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated January 25, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the expense ratios were 0.27% for Investor Shares and 0.18% for Admiral Shares.

Equity Income Fund

Investment Focus

Equity Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Equity Income Fund*Investor Shares	10.58%	11.54%	11.06%	$28,536
FTSE High Dividend Yield Index	10.75	12.12	11.06	28,556
Equity Income Funds Average	10.41	9.51	9.25	24,225
Dow Jones U.S. Total Stock Market
Float Adjusted Index	17.58	13.42	12.05	31,191

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Equity Income Fund Admiral Shares	10.70%	11.64%	11.16%	$144,001
FTSE High Dividend Yield Index	10.75	12.12	11.06	142,782
Dow Jones U.S. Total Stock Market Float
Adjusted Index	17.58	13.42	12.05	155,955

See Financial Highlights for dividend and capital gains information.

Equity Income Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018

Equity Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.5%)[1]
Consumer Discretionary (5.4%)
Comcast Corp. Class A	15,831,776	560,603
McDonald’s Corp.	1,583,617	264,923
Home Depot Inc.	1,003,147	207,802
General Motors Co.	2,832,318	95,364
Cie Generale des
Etablissements
Michelin SCA	755,098	90,126
Macy’s Inc.	1,925,166	66,861
Omnicom Group Inc.	945,706	64,327
Las Vegas Sands Corp.	958,658	56,877
Tailored Brands Inc.	2,237,606	56,365
Ralph Lauren Corp.
Class A	380,281	52,308
Polaris Industries Inc.	409,467	41,336
Abercrombie & Fitch Co.	1,486,549	31,396
H&R Block Inc.	1,102,441	28,388
International Game
Technology plc	1,316,121	25,993
Darden Restaurants Inc.	213,942	23,788
Viacom Inc. Class B	679,438	22,938
Kohl’s Corp.	296,436	22,099
VF Corp.	211,015	19,719
Dine Brands Global Inc.	224,135	18,224
Sinclair Broadcast
Group Inc. Class A	583,409	16,540
TEGNA Inc.	1,226,160	14,665
MDC Holdings Inc.	422,829	12,507
Tribune Media Co.
Class A	244,874	9,411
Six Flags Entertainment
Corp.	100,052	6,986
Best Buy Co. Inc.	73,508	5,834
		1,815,380
Consumer Staples (12.4%)
Philip Morris
International Inc.	7,417,497	604,823

			Market
			Value•
		Shares	($000)
	PepsiCo Inc.	4,280,154	478,521
	Coca-Cola Co.	10,006,943	462,221
	Procter & Gamble Co.	4,977,891	414,310
	Unilever NV	7,083,378	393,482
	Sysco Corp.	3,946,490	289,080
	Walmart Inc.	2,647,479	248,625
	Mondelez International
	Inc. Class A	4,983,922	214,109
	Kraft Heinz Co.	3,619,174	199,453
	Nestle SA	2,020,957	168,218
	British American
	Tobacco plc	3,471,639	161,850
	Kellogg Co.	1,147,294	80,334
	Clorox Co.	471,818	70,966
	Altria Group Inc.	1,121,057	67,611
	Conagra Brands Inc.	1,973,344	67,034
	Nu Skin Enterprises
	Inc. Class A	807,540	66,557
	JM Smucker Co.	404,570	41,513
	Archer-Daniels-Midland
	Co.	767,057	38,560
	Flowers Foods Inc.	1,584,342	29,564
	Colgate-Palmolive Co.	264,110	17,682
	Coca-Cola European
	Partners plc	368,108	16,738
	Walgreens Boots
	Alliance Inc.	128,381	9,359
	Pinnacle Foods Inc.	129,347	8,383
			4,148,993
Energy (11.1%)
	Chevron Corp.	6,889,443	842,441
	Exxon Mobil Corp.	8,145,857	692,561
	Suncor Energy Inc.	13,702,843	530,163
	Occidental Petroleum
	Corp.	3,930,964	323,007
	Canadian Natural
	Resources Ltd.	7,115,488	232,392
^	TransCanada Corp.	5,712,067	231,110

Equity Income Fund

		Market
		Value•
	Shares	($000)
Schlumberger Ltd.	3,604,225	219,569
Kinder Morgan Inc.	11,216,435	198,867
Phillips 66	1,204,436	135,764
ConocoPhillips	1,098,210	85,002
HollyFrontier Corp.	994,695	69,529
Valero Energy Corp.	529,168	60,193
Murphy Oil Corp.	1,099,018	36,641
Delek US Holdings Inc.	394,928	16,757
Cosan Ltd.	2,134,313	14,364
PBF Energy Inc. Class A	214,925	10,727
Archrock Inc.	333,945	4,074
		3,703,161
Financials (15.6%)
JPMorgan Chase & Co.	12,406,733	1,399,976
Wells Fargo & Co.	11,833,873	621,988
MetLife Inc.	9,741,528	455,124
PNC Financial Services
Group Inc.	2,165,716	294,949
Marsh & McLennan
Cos. Inc.	3,475,921	287,528
Chubb Ltd.	1,815,502	242,624
M&T Bank Corp.	1,300,230	213,940
American International
Group Inc.	3,458,211	184,115
US Bancorp	3,145,936	166,137
Travelers Cos. Inc.	1,224,734	158,860
Principal Financial
Group Inc.	2,130,950	124,852
Aflac Inc.	2,143,034	100,873
BlackRock Inc.	203,349	95,845
SunTrust Banks Inc.	1,289,765	86,143
Ameriprise Financial Inc.	569,857	84,145
BB&T Corp.	1,713,944	83,195
T. Rowe Price Group Inc.	754,628	82,390
Regions Financial Corp.	4,329,478	79,446
Fifth Third Bancorp	2,718,019	75,887
Prudential Financial Inc.	688,127	69,721
LPL Financial Holdings
Inc.	974,244	62,849
Citizens Financial
Group Inc.	1,411,377	54,437
Fidelity National
Financial Inc.	1,239,092	48,758
KeyCorp	2,280,995	45,369
First American Financial
Corp.	799,107	41,226
BankUnited Inc.	398,739	14,115
Unum Group	311,710	12,179
CME Group Inc.	47,808	8,137
Arthur J Gallagher & Co.	81,846	6,093
		5,200,901
Health Care (15.7%)
Johnson & Johnson	7,907,684	1,092,605
Pfizer Inc.	17,140,188	755,368

Eli Lilly & Co.	6,233,973	668,968
Merck & Co. Inc.	9,143,052	648,608
Bristol-Myers Squibb
Co.	7,100,298	440,786
Medtronic plc	4,063,922	399,768
Novartis AG	2,799,947	241,015
Koninklijke Philips NV	5,158,308	235,126
AbbVie Inc.	2,338,583	221,183
Amgen Inc.	972,399	201,569
Roche Holding AG	733,482	177,367
CVS Health Corp.	1,165,984	91,786
Gilead Sciences Inc.	781,077	60,307
		5,234,456
Industrials (10.8%)
Caterpillar Inc.	3,008,423	458,754
Lockheed Martin Corp.	1,232,430	426,372
Union Pacific Corp.	2,365,700	385,207
3M Co.	1,512,229	318,642
Eaton Corp. plc	3,537,758	306,830
Boeing Co.	777,705	289,229
Honeywell International
Inc.	1,636,331	272,285
Deere & Co.	1,418,368	213,223
BAE Systems plc	24,028,420	197,033
United Technologies
Corp.	934,158	130,605
Raytheon Co.	362,919	75,001
Norfolk Southern Corp.	341,346	61,613
PACCAR Inc.	851,753	58,081
CH Robinson
Worldwide Inc.	583,504	57,137
Waste Management
Inc.	622,004	56,204
General Electric Co.	4,906,706	55,397
GATX Corp.	581,158	50,322
Greenbrier Cos. Inc.	823,626	49,500
Delta Air Lines Inc.	697,846	40,356
KAR Auction Services
Inc.	510,853	30,493
United Parcel Service
Inc. Class B	229,879	26,838
Emerson Electric Co.	283,136	21,683
Copa Holdings SA
Class A	212,281	16,949
Fastenal Co.	179,572	10,419
Ryder System Inc.	72,854	5,323
		3,613,496
Information Technology (9.8%)
Cisco Systems Inc.	17,173,676	835,500
Intel Corp.	16,049,317	758,972
Analog Devices Inc.	3,918,062	362,264
QUALCOMM Inc.	3,662,852	263,835
Maxim Integrated
Products Inc.	3,125,676	176,257

Equity Income Fund

			Market
			Value•
		Shares	($000)
	Texas Instruments Inc.	1,607,062	172,422
	HP Inc.	4,344,620	111,961
	International Business
	Machines Corp.	596,336	90,172
	Broadcom Inc.	364,091	89,832
	Microsoft Corp.	711,797	81,408
	Seagate Technology plc	1,460,738	69,166
	KLA-Tencor Corp.	508,250	51,694
	Cypress Semiconductor
	Corp.	3,524,851	51,075
	Western Union Co.	2,596,337	49,486
	Science Applications
	International Corp.	522,929	42,148
	Western Digital Corp.	670,088	39,227
	Hewlett Packard
	Enterprise Co.	364,930	5,952
	Automatic Data
	Processing Inc.	37,163	5,599
			3,256,970
Materials (4.0%)
	DowDuPont Inc.	8,599,716	553,048
^	Nutrien Ltd.	3,548,746	204,763
	LyondellBasell
	Industries NV Class A	1,808,436	185,383
	International Paper Co.	3,352,432	164,772
	CF Industries Holdings
	Inc.	1,089,403	59,307
	Nucor Corp.	920,680	58,417
	Huntsman Corp.	2,005,344	54,605
	Greif Inc. Class A	526,873	28,272
	Domtar Corp.	269,641	14,067
	Avery Dennison Corp.	127,492	13,814
	Praxair Inc.	54,175	8,707
			1,345,155
Other (0.3%)
^,2	Vanguard High Dividend
	Yield ETF	1,047,950	91,266

Real Estate (0.9%)
	Crown Castle
	International Corp.	2,647,927	294,794

Telecommunication Services (3.9%)
	Verizon
	Communications Inc.	17,268,003	921,939
	AT&T Inc.	6,788,670	227,963
	BCE Inc.	4,019,346	162,840
			1,312,742
Utilities (7.6%)
	NextEra Energy Inc.	2,453,454	411,199
	Dominion Energy Inc.	3,832,974	269,381
	Exelon Corp.	5,630,467	245,826
	Sempra Energy	1,958,143	222,739

American Electric Power
Co. Inc.	2,971,646	210,630
Eversource Energy	3,178,453	195,284
Duke Energy Corp.	2,027,787	162,263
Xcel Energy Inc.	3,233,339	152,646
Public Service
Enterprise Group Inc.	1,650,323	87,121
FirstEnergy Corp.	2,292,533	85,213
Entergy Corp.	923,105	74,891
Edison International	1,089,718	73,752
AES Corp.	3,906,297	54,688
MDU Resources Group
Inc.	1,792,162	46,041
PNM Resources Inc.	1,035,714	40,859
NRG Energy Inc.	951,263	35,577
National Fuel Gas Co.	622,568	34,901
CenterPoint Energy Inc.	1,202,011	33,236
Ameren Corp.	459,120	29,026
Atmos Energy Corp.	220,293	20,688
IDACORP Inc.	180,819	17,943
DTE Energy Co.	112,739	12,303
CMS Energy Corp.	214,449	10,508
WEC Energy Group Inc.	83,742	5,591
		2,532,306
Total Common Stocks
(Cost $25,037,931)		32,549,620
Temporary Cash Investments (2.8%)[1]
Money Market Fund (1.5%)
[3,4] Vanguard Market
Liquidity Fund,
2.209%	5,072,792	507,279

	Face
	Amount
	($000)
Repurchase Agreements (1.2%)
Goldman Sachs & Co.
2.210%, 10/1/18
(Dated 9/28/18,
Repurchase Value
$67,712,000,
collateralized by
Federal Home Loan
Mortgage Corp.
3.000%–7.000%,
11/1/29–10/1/48,
and Federal National
Mortgage Assn.
3.500%–8.000%,
2/1/24–11/1/48, with a
value of $69,054,000)	67,700	67,700

Equity Income Fund

		Face	Market
		Amount	Value •
		($000)	($000)
	Nomura International plc
	2.250%, 10/1/18
	(Dated 9/28/18,
	Repurchase Value
	$56,611,000,
	collateralized by U. S.
	Treasury Note/Bond
	1.375%–2.750%,
	4/30/20–8/15/27, with
	a value of $57,732,000)	56,600	56,600
	RBS Securities, Inc.
	2.240%, 10/1/18
	(Dated 9/28/18,
	Repurchase Value
	$151,828,000,
	collateralized by U. S.
	Treasury Note/Bond
	1.625%, 5/15/26, with a
	value of $154,836,000)	151,800	151,800
	Societe Generale
	2.220%, 10/1/18
	(Dated 9/28/18,
	Repurchase Value
	$111,421,000,
	collateralized by
	Government National
	Mortgage Assn.
	3.500%–7.000%,
	6/20/26–7/20/46, U. S.
	Treasury Bill 0.000%,
	1/10/19–9/12/19, and
	U.S. Treasury Note/
	Bond 1.375%–7.125%,
	9/30/19–2/15/42, with a
	value of $113,628,000)	111,400	111,400
			387,500
U. S. Government and Agency Obligations (0.1%)
5	United States Treasury
	Bill, 1.928%, 10/4/18	10,000	9,998
	United States Treasury
	Bill, 1.962%, 10/11/18	300	300
5	United States Treasury
	Bill, 1.982%–1.995%,
	10/18/18	11,850	11,838
5	United States Treasury
	Bill, 2.078%, 11/15/18	300	299
	United States Treasury
	Bill, 2.099%, 12/27/18	77	77
5	United States Treasury
	Bill, 2.132%–2.133%,
	1/3/19	3,800	3,778

	Face	Market
	Amount	Value •
	($000)	($000)
5 United States Treasury
Bill, 2.280%–2.294%,
2/21/19	10,500	10,405
United States Treasury
Bill, 2.314%, 2/28/19	2,000	1,981
		38,676
Total Temporary Cash Investments
(Cost $933,433)		933,455
Total Investments (100.3%)
(Cost $25,971,364)		33,483,075

		Amount
		($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard		1,692
Receivables for Investment Securities Sold 14,451
Receivables for Accrued Income		56,842
Receivables for Capital Shares Issued		47,335
Other Assets		3,776
Total Other Assets		124,096
Liabilities
Payables for Investment Securities
Purchased		(42,781)
Collateral for Securities on Loan		(143,154)
Payables to Investment Advisor		(6,020)
Payables for Capital Shares Redeemed		(23,352)
Payables to Vanguard		(16,134)
Variation Margin Payable—
Futures Contracts		(128)
Total Liabilities		(231,569)
Net Assets (100%)		33,375,602

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	23,676,141
Undistributed Net Investment Income	21,152
Accumulated Net Realized Gains	2,165,471
Unrealized Appreciation (Depreciation)
Investment Securities	7,511,711
Futures Contracts	1,064
Foreign Currencies	63
Net Assets	33,375,602

Equity Income Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 151,410,429 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,750,823
Net Asset Value Per Share—
Investor Shares	$37.98

Admiral Shares—Net Assets
Applicable to 347,020,325 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	27,624,779
Net Asset Value Per Share—
Admiral Shares	$79.61

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $136,417,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 98.8% and 1.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $143,154,000 of collateral received for securities on loan.
5 Securities with a value of $17,529,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2018	2,928	427,342	1,064

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	888,776
Dividends—Affiliated Issuers	2,676
Interest—Unaffiliated Issuers	6,573
Interest—Affiliated Issuers	8,088
Securities Lending—Net	1,389
Total Income	907,502
Expenses
Investment Advisory Fees—Note B
Basic Fee	25,517
Performance Adjustment	(37)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,640
Management and Administrative—Admiral Shares	21,601
Marketing and Distribution—Investor Shares	1,039
Marketing and Distribution—Admiral Shares	1,885
Custodian Fees	277
Auditing Fees	26
Shareholders’ Reports and Proxy—Investor Shares	162
Shareholders’ Reports and Proxy—Admiral Shares	399
Trustees’ Fees and Expenses	43
Total Expenses	60,552
Net Investment Income	846,950
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	2,310,803
Investment Securities Sold—Affiliated Issuers	(60)
Futures Contracts	76,557
Foreign Currencies	(462)
Realized Net Gain (Loss)	2,386,838
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(49,652)
Investment Securities—Affiliated Issuers	6,282
Futures Contracts	(4,544)
Foreign Currencies	85
Change in Unrealized Appreciation (Depreciation)	(47,829)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,185,959
1 Dividends are net of foreign withholding taxes of $11,914,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	846,950	741,584
Realized Net Gain (Loss)	2,386,838	376,595
Change in Unrealized Appreciation (Depreciation)	(47,829)	3,006,882
Net Increase (Decrease) in Net Assets Resulting from Operations	3,185,959	4,125,061
Distributions
Net Investment Income
Investor Shares	(148,454)	(158,563)
Admiral Shares	(679,886)	(590,086)
Realized Capital Gain[1]
Investor Shares	(71,934)	(59,063)
Admiral Shares	(298,582)	(197,566)
Total Distributions	(1,198,856)	(1,005,278)
Capital Share Transactions
Investor Shares	(625,682)	(168,911)
Admiral Shares	2,638,920	2,822,122
Net Increase (Decrease) from Capital Share Transactions	2,013,238	2,653,211
Total Increase (Decrease)	4,000,341	5,772,994
Net Assets
Beginning of Period	29,375,261	23,602,267
End of Period[2]	33,375,602	29,375,261

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $78,981,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $21,152,000 and $3,004,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.64	$31.69	$28.78	$31.23	$28.26
Investment Operations
Net Investment Income	. 965[1]	.908[1]	.909	.847	.826
Net Realized and Unrealized Gain (Loss)
on Investments	2.764	4.292	3.912	(1.431)	3.754
Total from Investment Operations	3.729	5.200	4.821	(.584)	4.580
Distributions
Dividends from Net Investment Income	(. 943)	(. 912)	(. 895)	(. 852)	(. 811)
Distributions from Realized Capital Gains	(.446)	(.338)	(1.016)	(1.014)	(.799)
Total Distributions	(1.389)	(1.250)	(1.911)	(1.866)	(1.610)
Net Asset Value, End of Period	$37.98	$35.64	$31.69	$28.78	$31.23

Total Return[2]	10.58%	16.68%	17.21%	-2.11%	16.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,751	$6,002	$5,487	$4,812	$5,528
Ratio of Total Expenses to Average Net Assets[3]	0.27%	0.26%	0.26%	0.26%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.60%	2.70%	3.00%	2.72%	2.74%
Portfolio Turnover Rate	37%	28%	26%	32%	33%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.01%), (0.01%), (0.01%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$74.69	$66.43	$60.31	$65.45	$59.24
Investment Operations
Net Investment Income	2.099[1]	1.968[1]	1.963	1.834	1.790
Net Realized and Unrealized Gain (Loss)
on Investments	5.806	8.977	8.219	(3.003)	7.853
Total from Investment Operations	7.905	10.945	10.182	(1.169)	9.643
Distributions
Dividends from Net Investment Income	(2.048)	(1.977)	(1.932)	(1.846)	(1.758)
Distributions from Realized Capital Gains	(.937)	(.708)	(2.130)	(2.125)	(1.675)
Total Distributions	(2.985)	(2.685)	(4.062)	(3.971)	(3.433)
Net Asset Value, End of Period	$79.61	$74.69	$66.43	$60.31	$65.45

Total Return[2]	10.70%	16.75%	17.35%	-2.03%	16.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,625	$23,373	$18,115	$12,962	$12,319
Ratio of Total Expenses to Average Net Assets[3]	0.18%	0.17%	0.17%	0.17%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.69%	2.79%	3.09%	2.81%	2.83%
Portfolio Turnover Rate	37%	28%	26%	32%	33%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.01%), (0.01%), (0.01%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial

Equity Income Fund

margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received

Equity Income Fund

in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firm Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,800,000 for the year ended September 30, 2018.

For the year ended September 30, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.08% of the fund’s average net assets, before a decrease of $37,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines

Equity Income Fund

approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2018, the fund had contributed to Vanguard capital in the amount of $1,692,000, representing 0.01% of the fund’s net assets and 0.68% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	31,278,885	1,270,735	—
Temporary Cash Investments	507,279	426,176	—
Futures Contracts—Liabilities[1]	(128)	—	—
Total	31,786,036	1,696,911	—
1 Represents variation margin on the last day of the reporting period.

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	149,374
Undistributed (Overdistributed) Net Investment Income	(462)
Accumulated Net Realized Gains (Losses)	(148,912)

Equity Income Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	35,637
Undistributed Long-Term Gains	2,168,180
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	7,510,111

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	25,973,027
Gross Unrealized Appreciation	7,863,059
Gross Unrealized Depreciation	(353,011)
Net Unrealized Appreciation (Depreciation)	7,510,048

F. During the year ended September 30, 2018, the fund purchased $12,878,864,000 of investment securities and sold $11,313,112,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	998,715	26,933	1,307,027	39,209
Issued in Lieu of Cash Distributions	201,873	5,406	201,419	5,967
Redeemed	(1,826,270)	(49,355)	(1,677,357)	(49,867)
Net Increase (Decrease)—Investor Shares	(625,682)	(17,016)	(168,911)	(4,691)
Admiral Shares
Issued	5,851,704	75,470	5,702,925	81,210
Issued in Lieu of Cash Distributions	837,871	10,700	667,841	9,421
Redeemed	(4,050,655)	(52,093)	(3,548,644)	(50,390)
Net Increase (Decrease) —Admiral Shares	2,638,920	34,077	2,822,122	40,241

Equity Income Fund

H. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized				Sept. 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard High
Dividend Yield ETF	84,957	—	—	—	6,309	2,676	—	91,266
Vanguard Market
Liquidity Fund	471,508	NA1	NA1	(60)	(27)	8,088	—	507,279
Total	556,465			(60)	6,282	10,764	—	598,545

1 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fenway Funds and Shareholders of Vanguard Equity Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Equity Income Fund (one of the funds constituting Vanguard Fenway Funds, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard Equity Income Fund

This information for the fiscal year ended September 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $440,909,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $828,340,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 91.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Equity Income Fund Investor Shares
Periods Ended September 30, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	10.58%	11.54%	11.06%
Returns After Taxes on Distributions	9.57	10.16	10.09
Returns After Taxes on Distributions and Sale of Fund Shares	6.87	8.87	8.94

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	3/31/2018	9/30/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,067.48	$1.35
Admiral Shares	1,000.00	1,068.20	0.88
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.76	$1.32
Admiral Shares	1,000.00	1,024.22	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q650 112018

Annual Report | September 30, 2018
Vanguard PRIMECAP Core Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisor’s Report.	5
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard PRIMECAP Core Fund returned about 18% for the 12 months ended September 30, 2018, slightly ahead of its benchmark, the MSCI US Prime Market 750 Index, and well ahead of the average return of its peers.

• The broad U.S. stock market advanced nearly 18% as corporate earnings remained strong and the U.S. economy continued to grow. However, stocks endured a stretch of volatility earlier in 2018 before rebounding.

• Growth stocks outperformed their value brethren, and large-capitalization stocks generally surpassed mid- and small-caps.

• PRIMECAP Management Company, the fund’s advisor, traditionally invests most heavily in the information technology and health care sectors. Although the fund’s information technology stocks returned 29% and added more than 8 percentage points to return, they detracted from relative performance. Its health care stocks returned more than 18% and added nearly 4 percentage points to return.

Total Returns: Fiscal Year Ended September 30, 2018
Total
Returns
Vanguard PRIMECAP Core Fund	18.27%
MSCI US Prime Market 750 Index	17.93
Multi-Cap Core Funds Average	13.81
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended September 30, 2018
Average
Annual Return
PRIMECAP Core Fund	13.85%
MSCI US Prime Market 750 Index	12.10
Multi-Cap Core Funds Average	10.04
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
PRIMECAP Core Fund	0.46%	1.11%

The fund expense ratio shown is from the prospectus dated January 25, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the fund’s expense ratio was 0.46%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Multi-Cap Core Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

President and Chief Executive Officer

October 18, 2018

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	17.76%	17.07%	13.67%
Russell 2000 Index (Small-caps)	15.24	17.12	11.07
Russell 3000 Index (Broad U.S. market)	17.58	17.07	13.46
FTSE All-World ex US Index (International)	2.13	10.18	4.51

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.22%	1.31%	2.16%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.35	2.24	3.54
FTSE Three-Month U. S. Treasury Bill Index	1.57	0.80	0.48

CPI
Consumer Price Index	2.28%	1.99%	1.52%

4

Advisor’s Report

For the fiscal year ended September 30, 2018, Vanguard PRIMECAP Core Fund returned 18.27%, exceeding the 17.93% return of the fund’s benchmark, the MSCI US Prime Market 750 Index. The fund’s return also exceeded the 13.81% average return of its multi-capitalization core fund competitors and the 17.91% return of the Standard & Poor’s 500 Index, which serves as a proxy for the broad market in the attribution discussion that follows.

The investment environment

The fiscal year featured a strengthening U.S. economy and robust U.S. equity market returns. The American consumer remained upbeat given healthy gains in employment, real disposable personal income, and household net worth. Consumer confidence measures, in turn, climbed to historically elevated levels, including a notable recent uptick in sentiment from lower-income households.

On the corporate side, federal tax legislation in late 2017 catalyzed the best earnings growth since the immediate aftermath of the global financial crisis, and a broad deregulatory agenda helped usher business sentiment to decade-high levels. Various gauges of business activity registered consistent expansion throughout the year, and forward-looking indicators remained encouraging.

While the growth momentum in the U.S. economy ultimately translated into equity strength, the path was not linear. The equity market rose rapidly through late

January on enthusiasm about new tax legislation and consequent upgrades to forward earnings. But market volatility resurfaced in early 2018 as combative trade rhetoric and the regulatory scrutiny of key technology companies escalated. The market corrected lower by more than 10% and largely hovered at those subdued levels for several months.

Eventually, the undeniable fitness of the underlying economy, coupled with key trade resolutions, returned the equity markets to record-setting territory by late August. Cyclical sectors led the way during the fiscal year, with information technology returning 38% and consumer discretionary returning 35%, while defensive sectors generally underperformed the market averages.

Outlook for U.S. equities

As we look beyond the reporting period, we remain cautiously optimistic. This calendar year’s above-trend GDP growth and exceptional corporate earnings growth will likely decelerate next year, but solid growth on both fronts should endure. The S&P 500’s forward price/earnings valuation (16.8 times) sits slightly above its 25-year historical average (16.1 times), while financial conditions remain fairly accommodative despite rising U.S. Treasury yields and a strengthening U.S. dollar. The market’s valuation is thus reasonable overall in our view. Our largest sector positions continue to be in information technology, health care, and industrials, where we believe our holdings enjoy a

5

combination of strong secular growth, improved industry dynamics, and sensible valuations.

As the fiscal year closed, domestic strength increasingly contrasted with signs of emerging weakness abroad. While U.S. outperformance in this scenario is neither unprecedented nor alarming given superior fundamentals, synchronous global growth is a better environment for U.S. equities. And yet the markets are sounding early warnings, particularly in China. Deteriorating U.S.-China relations have contributed to a slumping equity market and a beleaguered yuan.

The risk of broader trade-induced tumult has diminished somewhat with each preliminary trade agreement announced by the Trump administration, but these developments focus the attention on China, the original and largest target of trade ire. As we have indicated previously, we are still hopeful that trade-inspired economic and geopolitical risks will continue to subside, even as we acknowledge few signs of progress in this specific dispute. We invest in many companies and industries, such as semiconductors and airlines, that maintain a cyclical bent. These companies rely heavily on international commerce and global growth more broadly, and some are especially dependent on constructive U.S.-China relations.

Portfolio update

As noted, the portfolio maintains large overweight positions in information technology, health care, and industrial stocks. These sectors make up 66% of average assets compared with their 44% combined weighting in the S&P 500.

The portfolio was also modestly overweight in consumer discretionary (13% versus 10%), while it maintained an underweight position in all other sectors.

Significant sector underweight positions include consumer staples, energy, financials, and telecommunication services. The fund has limited or no exposure to several smaller sectors, including materials, real estate, and utilities.

Sector allocation was the primary driver of relative outperformance during the fiscal year. The fund’s overweight position in information technology took advantage of the year’s best-performing sector. Underweight positions in multiple under-performing sectors also helped results, especially consumer staples and utilities, the two worst-performing sectors.

Stock selection detracted from relative results. Information technology featured many standout performers, including NetApp (+99%) and NVIDIA (+55%), but the portfolio’s holdings trailed the sector benchmark as ownership of Flex (–21%) and negligible exposure to Apple (+49%) dragged on relative results. Health care selection was neutral, as large holdings Eli Lilly (+29%) and Roche (–1%) largely offset each other. The fund’s industrial selection was a positive factor in relative results, though this largely stemmed from avoiding General Electric’s 52% decline. Performance in the fund’s large airline

6

holdings was mixed and detracted overall. Stock selection elsewhere was unfavorable in aggregate, primarily because of our limited exposure to Amazon (+108%) and Netflix (+106%).

As of September 30, 2018, the fund’s top ten holdings made up 31% of assets.

Advisor perspectives

Information technology has been a consistent source of outperformance for the fund. In recent years, our significant ownership in technology companies, particularly semiconductor stocks, has been an extraordinarily reliable driver of annual upside. Such trends tend not to persist indefinitely. That said, we continue to expect demand for semiconductors and software products—and technology and innovation in general—to outpace demand for goods and services more broadly. We also view the sector’s modest valuation premium (18.3 times forward P/E) as largely justified and, of note, not remotely similar to the valuation distortions of technology euphoria in previous eras.

As our assessment of company-level risk/reward evolves after years of outperformance, we have reduced several positions. And if fundamentals or sentiment were to shift after a strong multiyear run, we acknowledge the potential for performance reversion. But, importantly, our ownership is in companies, not sectors, and our conviction is in these companies’ immense opportunities in an increasingly technology-centric world. Our holdings thus continue to constitute a meaningful portfolio overweight.

In contrast to our technology holdings, our health care holdings have generally performed below our expectations in recent years, implying that the projected upside we envisioned from favorable demographics and company-level innovation remains intact. The airlines have also underperformed of late and now trade at a roughly ten times forward P/E valuation despite continued growth in travel demand. Even as oil prices increase, the airlines’ substantial ongoing earnings power corroborates our contrarian view that this time can indeed be different.

Conclusion

As bottom-up stock pickers, we spend our time searching for opportunities to invest in stocks with long-term prospects we find to be materially better than market prices imply. This approach to stock selection, which drives portfolio composition and therefore sector allocation, often results in portfolios that bear little resemblance to market indexes, creating the possibility for lengthy periods of relative outperformance or underperformance. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

October 23, 2018

7

PRIMECAP Core Fund

Fund Profile
As of September 30, 2018

Portfolio Characteristics
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund	750 Index	FA Index
Number of Stocks	152	752	3,825
Median Market Cap	$75.6B	$98.5B	$73.9B
Price/Earnings Ratio	18.8x	21.4x	21.0x
Price/Book Ratio	3.5x	3.3x	3.1x
Return on Equity	15.6%	15.8%	14.9%
Earnings Growth
Rate	10.4%	8.4%	8.5%
Dividend Yield	1.5%	1.8%	1.7%
Foreign Holdings	14.0%	0.0%	0.0%
Turnover Rate	9%	—	—
Ticker Symbol	VPCCX	—	—
Expense Ratio[1]	0.46%	—	—
30-Day SEC Yield	1.25%	—	—
Short-Term Reserves	2.3%	—	—

Sector Diversification (% of equity exposure)
Fund
Consumer Discretionary	12.3%
Consumer Staples	0.3
Energy	0.7
Financials	9.8
Health Care	23.5
Industrials	20.3
Information Technology	31.5
Materials	1.0
Real Estate	0.0
Telecommunication Services	0.6
Utilities	0.0

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Prime Market	Market
	750 Index	FA Index
R-Squared	0.89	0.89
Beta	1.10	1.09

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Southwest Airlines Co.	Airlines	4.8%
Eli Lilly & Co.	Pharmaceuticals	4.0
Alphabet Inc.	Internet Software &
	Services	3.6
JPMorgan Chase & Co.	Diversified Banks	3.3
Amgen Inc.	Biotechnology	3.3
Texas Instruments Inc.	Semiconductors	2.9
Biogen Inc.	Biotechnology	2.6
Microsoft Corp.	Systems Software	2.5
AstraZeneca plc	Pharmaceuticals	2.3
NetApp Inc.	Technology
	Hardware, Storage &
	Peripherals	2.0
Top Ten		31.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 25, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the expense ratio was 0.46%.

8

PRIMECAP Core Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
PRIMECAP Core Fund*	18.27%	15.66%	13.85%	$36,576
MSCI US Prime Market 750 Index	17.93	13.82	12.10	31,332
Multi-Cap Core Funds Average	13.81	10.54	10.04	26,042
Dow Jones U.S. Total Stock Market
Float Adjusted Index	17.58	13.42	12.05	31,191

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

9

PRIMECAP Core Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018

10

PRIMECAP Core Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.6%)
Consumer Discretionary (12.0%)
	Sony Corp. ADR	3,649,000	221,312
*	CarMax Inc.	2,044,300	152,648
	Whirlpool Corp.	1,077,074	127,903
	Carnival Corp.	1,866,000	118,995
	Royal Caribbean Cruises
	Ltd.	894,000	116,166
	Ross Stores Inc.	1,126,300	111,616
	TJX Cos. Inc.	930,000	104,179
*,^	Mattel Inc.	6,086,771	95,562
*	Amazon.com Inc.	30,593	61,278
	L Brands Inc.	1,589,700	48,168
	Walt Disney Co.	400,000	46,776
	VF Corp.	300,000	28,035
	Tribune Media Co.
	Class A	685,700	26,351
	CBS Corp. Class B	443,554	25,482
	Newell Brands Inc.	1,110,000	22,533
	Marriott International Inc.
	Class A	101,000	13,335
	Comcast Corp. Class A	375,000	13,279
	Hilton Worldwide
	Holdings Inc.	144,000	11,632
*	Charter Communications
	Inc. Class A	24,400	7,951
*	Norwegian Cruise Line
	Holdings Ltd.	130,000	7,466
	Gildan Activewear Inc.
	Class A	195,000	5,934
^	Entercom
	Communications Corp.
	Class A	694,943	5,490
	MGM Resorts
	International	190,000	5,303
	Restaurant Brands
	International Inc.	88,200	5,229

			Market
			Value•
		Shares	($000)
*	Michael Kors Holdings
	Ltd.	55,000	3,771
*	Netflix Inc.	6,150	2,301
	McDonald’s Corp.	7,400	1,238
*	Tempur Sealy
	International Inc.	22,000	1,164
	Adient plc	27,050	1,063
*	Burlington Stores Inc.	4,600	749
	Las Vegas Sands Corp.	9,000	534
			1,393,443
Consumer Staples (0.3%)
	PepsiCo Inc.	200,000	22,360
	Tyson Foods Inc. Class A	125,000	7,441
	Constellation Brands Inc.
	Class A	6,636	1,431
	Philip Morris International
	Inc.	9,275	756
	Altria Group Inc.	9,924	599
			32,587
Energy (0.7%)
	Schlumberger Ltd.	394,300	24,021
*,^	Transocean Ltd.	1,321,800	18,439
	Cabot Oil & Gas Corp.	506,250	11,400
*	Southwestern Energy
	Co.	2,100,000	10,731
	EOG Resources Inc.	62,600	7,986
	National Oilwell Varco Inc.	150,000	6,462
	Pioneer Natural
	Resources Co.	2,600	453
			79,492
Financials (9.6%)
	JPMorgan Chase & Co.	3,429,866	387,026
	Wells Fargo & Co.	2,660,600	139,841
	Discover Financial
	Services	1,790,081	136,852
	Charles Schwab Corp.	2,460,734	120,945
	Marsh & McLennan
	Cos. Inc.	1,130,412	93,508

11

PRIMECAP Core Fund

			Market
			Value•
		Shares	($000)
	Northern Trust Corp.	899,450	91,861
	Bank of America Corp.	1,830,559	53,928
	US Bancorp	773,300	40,838
	Progressive Corp.	300,400	21,340
	CME Group Inc.	79,850	13,591
	Travelers Cos. Inc.	49,000	6,356
	American Express Co.	51,000	5,431
	Comerica Inc.	35,000	3,157
			1,114,674
Health Care (22.9%)
	Eli Lilly & Co.	4,370,800	469,031
	Amgen Inc.	1,866,600	386,928
*	Biogen Inc.	860,300	303,953
	AstraZeneca plc ADR	6,685,200	264,533
	Roche Holding AG	774,100	187,189
	Novartis AG ADR	1,871,100	161,214
*	Boston Scientific Corp.	3,522,200	135,605
	Thermo Fisher Scientific
	Inc.	552,000	134,732
	Bristol-Myers Squibb Co.	1,661,590	103,151
	Abbott Laboratories	1,402,400	102,880
*	Elanco Animal Health
	Inc.	2,558,800	89,277
	Medtronic plc	693,000	68,170
*,1	Siemens Healthineers
	AG	1,260,200	55,370
*	Illumina Inc.	149,000	54,692
	CVS Health Corp.	572,377	45,058
	Merck & Co. Inc.	375,000	26,602
	Agilent Technologies Inc.	370,000	26,100
	Sanofi ADR	540,000	24,122
	Zimmer Biomet Holdings
	Inc.	106,900	14,054
*	Waters Corp.	65,000	12,654
	Stryker Corp.	45,500	8,084
*	Cerner Corp.	10,000	644
			2,674,043
Industrials (19.8%)
	Southwest Airlines Co.	9,021,525	563,394
	FedEx Corp.	951,500	229,112
	Siemens AG	1,494,108	191,044
*	United Continental
	Holdings Inc.	2,069,800	184,336
	American Airlines Group
	Inc.	4,183,800	172,916
	Airbus SE	1,368,050	171,751
	Caterpillar Inc.	680,000	103,693
	United Parcel Service
	Inc.
	Class B	742,700	86,710
	Delta Air Lines Inc.	1,482,000	85,704
	Jacobs Engineering
	Group Inc.	1,110,655	84,965
*	AECOM	2,411,200	78,750

	Boeing Co.	166,150	61,791
	Deere & Co.	383,900	57,712
	Textron Inc.	580,000	41,453
	Honeywell International
	Inc.	200,000	33,280
	Union Pacific Corp.	204,100	33,234
	Rockwell Automation Inc.	142,700	26,759
*	TransDigm Group Inc.	54,500	20,290
	Ritchie Bros Auctioneers
	Inc.	384,200	13,881
	IDEX Corp.	92,000	13,861
	General Dynamics Corp.	65,000	13,307
	Pentair plc	270,000	11,705
	CSX Corp.	125,000	9,256
	Acuity Brands Inc.	50,000	7,860
	nVent Electric plc	270,000	7,333
*	Herc Holdings Inc.	104,000	5,325
	Owens Corning	30,000	1,628
			2,311,050
Information Technology (30.8%)
	Texas Instruments Inc.	3,124,400	335,217
	Microsoft Corp.	2,587,800	295,967
	NetApp Inc.	2,712,600	232,985
*	Alphabet Inc. Class A	176,827	213,444
*	Alphabet Inc. Class C	170,513	203,502
	HP Inc.	6,739,367	173,673
	Hewlett Packard
	Enterprise Co.	9,952,367	162,323
	NVIDIA Corp.	469,000	131,798
	Cisco Systems Inc.	2,686,600	130,703
*	Flex Ltd.	9,519,300	124,893
	QUALCOMM Inc.	1,674,980	120,649
	KLA-Tencor Corp.	1,112,000	113,102
	Intel Corp.	2,275,000	107,585
	Intuit Inc.	470,000	106,878
*	Adobe Systems Inc.	370,000	99,881
	Telefonaktiebolaget LM
	Ericsson ADR	11,006,000	96,853
*	Alibaba Group Holding
	Ltd. ADR	542,430	89,371
^	ASML Holding NV	457,000	85,925
*	Micron Technology Inc.	1,790,000	80,962
	Activision Blizzard Inc.	800,000	66,552
*	Keysight Technologies
	Inc.	843,300	55,894
	Applied Materials Inc.	1,280,000	49,472
	Corning Inc.	1,383,220	48,828
*	eBay Inc.	1,427,100	47,123
*	Altaba Inc.	691,600	47,112
^	Micro Focus International
	plc ADR	2,348,401	43,398
*	Dell Technologies Inc.
	Class V	418,862	40,680
	Analog Devices Inc.	439,100	40,599

12

PRIMECAP Core Fund

		Market
		Value•
	Shares	($000)
* PayPal Holdings Inc.	458,300	40,257
DXC Technology Co.	422,675	39,529
Visa Inc. Class A	254,000	38,123
Oracle Corp.	555,000	28,616
Apple Inc.	125,000	28,217
* Electronic Arts Inc.	225,000	27,110
* BlackBerry Ltd.	1,547,500	17,611
Western Digital Corp.	188,000	11,006
Perspecta Inc.	266,997	6,867
Teradyne Inc.	47,000	1,738
		3,584,443
Materials (1.0%)
DowDuPont Inc.	802,500	51,609
Praxair Inc.	229,700	36,920
Albemarle Corp.	131,700	13,141
Cabot Corp.	125,000	7,840
Greif Inc. Class A	60,000	3,219
Greif Inc. Class B	33,000	1,902
		114,631
Real Estate (0.0%)
Equinix Inc.	3,100	1,342

Telecommunication Services (0.5%)
*,^ Sprint Corp.	8,480,000	55,459
* T-Mobile US Inc.	97,400	6,836
		62,295
Total Common Stocks
(Cost $5,584,782)		11,368,000
Temporary Cash Investment (2.8%)
Money Market Fund (2.8%)
[2,3]	Vanguard Market Liquidity
Fund, 2.209%
(Cost $328,000)	3,280,168	328,017
Total Investments (100.4%)
(Cost $5,912,782)		11,696,017

Amount
($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard	589
Receivables for Investment Securities Sold 9,406
Receivables for Accrued Income	12,183
Receivables for Capital Shares Issued	2,711
Other Assets	13,631
Total Other Assets	38,520
Liabilities
Payables for Investment Securities
Purchased	(1,001)
Collateral for Securities on Loan	(62,026)
Payables to Investment Advisor	(8,661)
Payables for Capital Shares Redeemed	(1,693)
Payables to Vanguard	(7,106)
Other Liabilities	(5)
Total Liabilities	(80,492)
Net Assets (100%)
Applicable to 389,486,936 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,654,045
Net Asset Value Per Share	$29.92

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	5,158,971
Undistributed Net Investment Income	88,798
Accumulated Net Realized Gains	623,039
Unrealized Appreciation (Depreciation)
Investment Securities	5,783,235
Foreign Currencies	2
Net Assets	11,654,045

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $58,377,000.
1 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of this security represented 0.5% of net assets.
2 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
3 Includes $62,026,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

13

PRIMECAP Core Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Dividends[1]	167,913
Interest [2]	4,212
Securities Lending—Net	589
Total Income	172,714
Expenses
Investment Advisory Fees—Note B	33,321
The Vanguard Group—Note C
Management and Administrative	14,534
Marketing and Distribution	1,368
Custodian Fees	311
Auditing Fees	31
Shareholders’ Reports and Proxy	103
Trustees’ Fees and Expenses	14
Total Expenses	49,682
Net Investment Income	123,032
Realized Net Gain (Loss)
Investment Securities Sold [2]	665,445
Foreign Currencies	(55)
Realized Net Gain (Loss)	665,390
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	1,041,118
Foreign Currencies	(118)
Change in Unrealized Appreciation (Depreciation)	1,041,000
Net Increase (Decrease) in Net Assets Resulting from Operations	1,829,422

1 Dividends are net of foreign withholding taxes of $3,421,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,212,000, $17,000, and ($49,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

PRIMECAP Core Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	123,032	117,017
Realized Net Gain (Loss)	665,390	319,881
Change in Unrealized Appreciation (Depreciation)	1,041,000	1,493,605
Net Increase (Decrease) in Net Assets Resulting from Operations	1,829,422	1,930,503
Distributions
Net Investment Income	(111,019)	(103,025)
Realized Capital Gain[1]	(315,476)	(350,990)
Total Distributions	(426,495)	(454,015)
Capital Share Transactions
Issued	766,774	782,491
Issued in Lieu of Cash Distributions	362,767	388,936
Redeemed	(1,102,350)	(843,977)
Net Increase (Decrease) from Capital Share Transactions	27,191	327,450
Total Increase (Decrease)	1,430,118	1,803,938
Net Assets
Beginning of Period	10,223,927	8,419,989
End of Period[2]	11,654,045	10,223,927

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $10,052,000 and $12,674,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $88,798,000 and $80,816,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

PRIMECAP Core Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$26.33	$22.55	$20.26	$21.87	$18.65
Investment Operations
Net Investment Income	. 314[1]	.304[1]	.275	.285	.255
Net Realized and Unrealized Gain (Loss)
on Investments	4.379	4.701	3.047	(.328)	3.820
Total from Investment Operations	4.693	5.005	3.322	(.043)	4.075
Distributions
Dividends from Net Investment Income	(. 287)	(. 278)	(. 243)	(. 270)	(.178)
Distributions from Realized Capital Gains	(. 816)	(. 947)	(.789)	(1.297)	(. 677)
Total Distributions	(1.103)	(1.225)	(1.032)	(1.567)	(.855)
Net Asset Value, End of Period	$29.92	$26.33	$22.55	$20.26	$21.87

Total Return[2]	18.27%	23.13%	16.78%	-0.73%	22.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,654	$10,224	$8,420	$6,917	$6,828
Ratio of Total Expenses to Average Net Assets	0.46%	0.46%	0.46%	0.47%	0.50%
Ratio of Net Investment Income to
Average Net Assets	1.13%	1.27%	1.31%	1.29%	1.23%
Portfolio Turnover Rate	9%	9%	11%	10%	13%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Core Fund

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s

17

PRIMECAP Core Fund

default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2018, the investment advisory fee represented an effective annual rate of 0.31% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2018, the fund had contributed to Vanguard capital in the amount of $589,000, representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

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PRIMECAP Core Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	10,762,646	605,354	—
Temporary Cash Investments	328,017	—	—
Total	11,090,663	605,354	—

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	25,814
Undistributed (Overdistributed) Net Investment Income	(4,031)
Accumulated Net Realized Gains (Losses)	(21,783)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	103,320
Undistributed Long-Term Gains	614,810
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	5,783,237

19

PRIMECAP Core Fund

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,912,782
Gross Unrealized Appreciation	6,030,089
Gross Unrealized Depreciation	(246,854)
Net Unrealized Appreciation (Depreciation)	5,783,235

F. During the year ended September 30, 2018, the fund purchased $948,165,000 of investment securities and sold $1,202,087,000 of investment securities, other than temporary cashinvestments.

G. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	27,645	32,818
Issued in Lieu of Cash Distributions	13,401	17,325
Redeemed	(39,811)	(35,330)
Net Increase (Decrease) in Shares Outstanding	1,235	14,813

H. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fenway Funds and Shareholders of Vanguard PRIMECAP Core Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard PRIMECAP Core Fund (one of the funds constituting Vanguard Fenway Funds, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2018 tax information (unaudited) for Vanguard PRIMECAP Core Fund

This information for the fiscal year ended September 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $326,938,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $111,019,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Core Fund
Periods Ended September 30, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	18.27%	15.66%	13.85%
Returns After Taxes on Distributions	17.17	14.29	13.04
Returns After Taxes on Distributions and Sale of Fund Shares	11.46	12.28	11.46

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended September 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	3/31/2018	9/30/2018	Period
Based on Actual Fund Return	$1,000.00	$1,114.34	$2.39
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.28

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12200 112018

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the
Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan
Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2018: $57,000
Fiscal Year Ended September 30, 2017: $62,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2018: $9,734,277
Fiscal Year Ended September 30, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the
Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2018: $5,581,336
Fiscal Year Ended September 30, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard
Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2018: $347,985
Fiscal Year Ended September 30, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the
Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and
Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2018: $0
Fiscal Year Ended September 30, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing
Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-
audit services provided to: the Registrant, other registered investment companies in the Vanguard complex,
The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2018: $347,985
Fiscal Year Ended September 30, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”).
The Registrant has a separately-designated standing audit committee established in accordance with Section

3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph
Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s
Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 16, 2018

VANGUARD FENWAY FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 16, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216,
Incorporated by Reference.